2.

    As filed with the Securities and Exchange Commission on December 17, 1999
                            Registration No. 333-8274

===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------
                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM F-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                 --------------
                                    EIDOS plc

             (Exact name of registrant as specified in its charter)

          England and Wales,
            United Kingdom                            Not Applicable

    (State or other jurisdiction of         (I.R.S. Employer Identification
            incorporation)                               Number

                                      7372

                          (Primary standard industrial
                          classification code number)
                                 --------------
                                    Eidos plc
                             Wimbledon Bridge House

                                1 Hartfield Road
                                    Wimbledon

                                 London SW19 3RU
                                 United Kingdom

                                 44-181-636-3000

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 --------------
                                   Robert Dyer
                             Eidos Interactive, Inc.

                        651 Brennan Street, Fourth Floor
                             San Francisco, CA 94017

                                  415-547-1200

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 --------------
                                   Copies to:

                               Michael L. Sullivan
                               Cooley Godward LLP

                         One Maritime Plaza, 20th Floor
                             San Francisco, CA 94111

                                  415-693-2000

                                 --------------

===============================================================================

                           Termination of Offering and
                     Removal of Securities from Registration

         Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on January 30, 1998 (Registration No. 333-8274), the registrant hereby removes from registration all of the securities registered thereunder.


                                      2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this post-effective amendment to the registration statement on Form F-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of London, England, on December 17, 1999.

                                              EIDOS PLC

                                              By:      /s/ Charles H.D. Cornwall

                                                           Charles H.D. Cornwall
                                                         Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement on Form F-3 has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                        Title                       Date


                            Chief Executive Officer and
/s/ Charles H.D. Cornwall   Director (Principal Executive
--------------------------  Officer)                           December 17, 1999
Charles H.D. Cornwall


                            Chief Financial Officer and
/s/ Jeremy M.J. Lewis       Director (Principal Financial and
--------------------------  Accounting Officer)                December 17, 1999
Jeremy M.J. Lewis


/s/ Ian Livingstone*        Chairman of the Board and
--------------------------  Director                           December 17, 1999
Ian Livingstone


/s/ Michael P. McGarvey*    Chief Operating Officer and
--------------------------  Director                           December 17, 1999
Michael P. McGarvey


/s/ Simon R. Protheroe*
--------------------------  Technical Director and Director    December 17, 1999
Simon R. Protheroe


/s/ Jeremy Heath-Smith*     Managing Director of Core Design
--------------------------  Limited and Director               December 17, 1999
Jeremy Heath-Smith


/s/ Victor J. Steel
--------------------------  Director                           December 17, 1999
Victor J. Steel

/s/ Allen L. Thomas
--------------------------  Director                           December 17, 1999
Allen L. Thomas

*        By:      /s/ Charles H.D. Cornwall
           ------------------------------------
                  Charles H.D. Cornwall
                  Attorney-in-Fact

                                      II-1.